UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 23, 2018

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 South Kansas Avenue Topeka, Kansas 66603
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Capitol Federal Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders on January 23, 2018 (the “Annual Meeting”). Holders of record of the Company’s common stock at the close of business on December 1, 2017 were entitled to vote on four items at the Annual Meeting. Stockholders elected Morris J. Huey, II and Reginald L. Robinson each to a three-year term as director. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting (the "Say on Pay Vote"). The stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending September 30, 2018. The final voting results of each item are set forth below.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 1.
Election of the following directors for the terms indicated:
Morris J. Huey, II (three years)	98,869,191	7,392,537	78,442	18,892,659
Reginald L. Robinson (three years)	103,663,783	2,474,260	202,125	18,892,659

The following directors had their term of office continue after the meeting:
John B. Dicus
James G. Morris
Jeffrey R. Thompson
Michel' Philipp Cole
Jeffrey M. Johnson
Michael T. McCoy, M.D.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 2.
Stockholder approval, on advisory basis, of executive compensation	101,760,165	3,773,196	806,803	18,892,663

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 3.
Ratification of Deloitte & Touche LLP as independent auditors	124,421,219	652,077	159,532	—

ITEM 7.01 REGULATION FD DISCLOSURE
Attached hereto as Exhibit 99.1 and incorporated herein by reference are the slides from the Company's presentation at the Annual Meeting on January 23, 2018.

On January 23, 2018, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference announcing a cash dividend of $0.085 per share, payable on February 16, 2018 to holders of record of the Company’s common stock as of the close of business on February 2, 2018.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99.1 – Annual Meeting slide presentation
Exhibit 99.2 – Press release announcing dividend dated January 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: January 25, 2018	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer